                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with this annual report on Form 10-K of King Pharmaceuticals, Inc. I, James R. Lattanzi, Chief Financial Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

Date:  July ___, 2003                        /s/ James R. Lattanzi
                                             --------------------------
                                             James R. Lattanzi
                                             Chief Financial Officer